Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated May 1, 2015
to
Dearborn Partners Rising Dividend Fund
Prospectus
dated June 27, 2014

In order to reduce the Total Annual Fund Operating Expenses, effective June 26, 2015, Dearborn Partners, L.L.C. (the “Adviser”), the investment adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”), has contractually agreed, pursuant to an operating expense limitation agreement between the Adviser and the Fund, to reduce the Fund’s operating expense limit so that Total Annual Fund Operating Expenses do not exceed 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively through at least June 26, 2016.  Previously, the expense cap was 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively.

Please retain this supplement with your Prospectus